                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,367,440.18

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $106,107.89

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,261,332.29

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $16.19

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.26

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $14.93

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $80,108.66

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                         $8,573.81

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $71,534.85

          (j)      Scheduled Payments due in such Collection Period                                    $1,119,480.79

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,014,700.41

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $20,155,040.04

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $18,827,321.81

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9341248

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $48,349.65

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,343.67

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.57

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $19,721.17

          (b)      Distributions (to) from Collection Account                                             ($4,841.55)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $78.62

          (d)      Ending Payahead Account Balance                                                        $14,958.24

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $17,885,955.74
                          Spread Account Balance                                                       $5,987,878.25

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $64,423.17

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $36,077.78

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $209,742.01

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  96
                          Aggregate Gross Amount                                                         $557,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  63
                          Aggregate Gross Amount                                                         $471,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.04%

          (b)      Average Delinquency Ratio                                                                    4.66%

          (c)      Cumulative Default Ratio                                                                    19.41%

          (d)      Cumulative Net Loss Ratio                                                                   14.59%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,547,009.97
     LOCK BOX NSF ITEMS:                                                                                  (17,865.22)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  4,841.55
     COLLECTION ACCOUNT INTEREST                                                                            5,486.48
     PAYAHEAD ACCOUNT INTEREST                                                                                 78.62
     TOTAL COLLECTION PROCEEDS:                                                                         1,539,551.40
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  20,155,040.04
                                 Principal portion of payments collected (non-prepayments)                               683,635.89
                                 Prepayments in full allocable to principal                                              353,064.00
                          Collections allocable to principal                                            1,036,699.89
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      81,276.29
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,117,976.18

                   Realized Losses                                                                        209,742.01
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     18,827,321.84

          INTEREST
                          Collections allocable to interest                                               331,064.52
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        90,510.70
                                                                                                      ---------------
                   Total Interest                                                                         421,575.22

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                19,147,288.03
          Beginning of Period Class B Principal Balance                                                 1,028,857.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,923,455.08
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           14,757.92
          Aggregate Payahead Balance                                                                       14,879.62
          Aggregate Payahead Balance for preceding Distribution Date                                       19,721.17
          Interest Earned on Payahead Balances                                                                 78.62
          Scheduled Payments due in Collection Period                                                   1,119,480.79
          Scheduled Payments collected in Collection Period                                             1,014,700.41
          Aggregate Amount of Realized Losses for preceding Distribution Date                             209,742.01

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    490.79
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 96     557,000.00
          60+ days delinquent                                                                                     63     471,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,028,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                           81,115.08
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             3.87%
          Delinquency Ratio for third preceding Determination Date                                              5.06%

          Cumulative Defaults for preceding Determination Date                                         17,170,123.51

          Cumulative Net Losses for preceding Determination Date                                       12,851,595.78

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,367,764.41
                          Liquidation Proceeds                                                             81,276.29
                          Recoveries                                                                       90,510.70
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,539,551.40

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       683,635.89
                          Prepayments in full allocable to principal                                      353,064.00
                          Principal Balance of Liquidated Receivables                                     291,018.30
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,327,718.19

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,327,718.19
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,261,332.29
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,261,332.29

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           19,147,288.03
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  106,107.89

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,327,718.19
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  66,385.91

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,028,857.00
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                           8,573.81

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,539,551.40
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,367,440.18
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                  8,573.81
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  66,385.91
                   Class B Principal Carryover Shortfall                                                    5,148.94
                   Trustee distributions                                                                      742.73
                   Standby Servicer distributions                                                           1,343.67
                   Servicer distributions                                                                  48,349.65
                   Collateral Agent distributions                                                             252.20
                   Reimbursement Obligations                                                               36,077.78
                                                                                                      ---------------
                                                                                                            5,236.53

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                  5,148.94
                                                                                                      ---------------
                                                                                                            5,148.94

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                               Use
                                                                                                               ---
  (i)       Standby Fee                                                                                     1,343.67
            Servicing Fee (2.0%)                                                                           33,591.73
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         14,757.92
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       251.94
            Trustee's out-of-pocket expenses                                                                  490.79
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              252.20
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         106,107.89
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         106,107.89
  (viii)(A) Class B Coupon Interest - Unadjusted                                                            8,573.81
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                  8,573.81
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,261,332.29
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,261,332.29
  (vi)      Certificate Insurer Premium                                                                     5,216.74
            Certificate Insurer Premium Supplement                                                         14,904.96
            Certificate Insurer Premium Supplement - Prior Month Shortfall                                 15,956.08
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              66,385.91
            Class B Principal Carryover Shortfall - Previous Month(s)                                       5,148.94
            Current Month Class B Principal Shortfall                                                           0.00
            Adjustment for Prior Month Overpayment                                                        (15,956.08)
            Adjusted Class B Principal Distributable Amount                                                71,534.85
       (C)  Excess Interest Amount for Deposit in Spread Account                                            5,236.53




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                19,147,288.03
                   Class A Principal Distributions                                                      1,261,332.29
          Class A End of Period Principal Balance                                                      17,885,955.74

          Class B Beginning of Period Principal Balance                                                 1,028,857.00
                   Class B Principal Distributable Amount                                                  71,534.85
                   Adjustment for Prior Month Overpayment                                                  15,956.08
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                     941,366.07
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                      941,366.07

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,539,551.40
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     156,796.14
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,382,755.26

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,382,755.26
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                       8,573.81
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,374,181.45

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,374,181.45
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,261,332.29
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          112,849.16

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      112,849.16
     (vi) Certificate Insurer Premium                                                                       5,216.74
     (v)  Certificate Insurer Premium Supplement                                                           14,904.96
          Certificate Insurer Premium Supplement - Prior Month Shortfall                                   15,956.08
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           76,771.38

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        76,771.38
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           66,385.91
     (iii)Prior month(s) carryover shortfalls                                                               5,148.94
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                 5,236.53
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                   5,236.53
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,028,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,028,000.00

                          Aggregate Gross Principal Balance as of the close of                         20,406,873.85
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.04%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.04%
                          Delinquency Ratio for second preceding Determination Date                             3.87%
                          Delinquency Ratio for third preceding Determination Date                              5.06%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.66%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,170,123.51
                                 Current Period Defaulted Receivables                                      81,115.08
                                                                                                      ---------------
                                 Total                                                                 17,251,238.59

                                 Cumulative Defaulted Receivables                                      17,251,238.59
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    19.41%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          291,018.30

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (171,786.99)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   119,231.31
                                 Cumulative Previous Net Losses                                        12,851,595.78
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,970,827.09
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   14.59%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      21.89
          Weighted Average Annual Percentage Rate                                                              20.24%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       1,882,732.18
                          15% of Outstanding Certificate Balance                                                       2,824,098.27
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          17,885,955.74

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             18,827,321.81
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               17,885,955.74
          Beginning of Period Spread Account Balance                                                    5,923,455.08
          Spread Account Deposit (Withdrawal) from Current Distributions                                    5,236.53
          Transfer (to) from Cross-Collateralized Spread Accounts                                          23,463.99
          Required addition to/(eligible withdrawal from) Spread Account                               11,933,800.14
          Earnings on Spread Account Balance                                                               35,722.65
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,987,878.25



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,530,240.38

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $140,171.23

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,390,069.15

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $17.48

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.60

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $15.88

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $47,045.79

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $15,540.83

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $31,504.96

          (j)      Scheduled Payments due in such Collection Period                                    $1,300,017.17

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,174,158.45

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $26,426,625.80

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $25,313,153.20

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9578655

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $56,904.46

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,761.78

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.65

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $19,779.04

          (b)      Distributions (to) from Collection Account                                             ($1,109.58)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $88.66

          (d)      Ending Payahead Account Balance                                                        $18,758.12

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $23,715,225.33
                          Spread Account Balance                                                       $4,906,156.47

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $66,127.60

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $47,600.71

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $277,361.88

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                  97
                          Aggregate Gross Amount                                                         $822,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                  54
                          Aggregate Gross Amount                                                         $485,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.77%

          (b)      Average Delinquency Ratio                                                                    4.77%

          (c)      Cumulative Default Ratio                                                                    19.19%

          (d)      Cumulative Net Loss Ratio                                                                   14.52%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

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

CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,689,337.98
     LOCK BOX NSF ITEMS:                                                                                  (11,739.26)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  1,109.58
     COLLECTION ACCOUNT INTEREST                                                                            6,064.45
     PAYAHEAD ACCOUNT INTEREST                                                                                 88.66
     TOTAL COLLECTION PROCEEDS:                                                                         1,684,861.41
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  26,426,625.80
                                 Principal portion of payments collected (non-prepayments)                               732,220.92
                                 Prepayments in full allocable to principal                                              366,586.00
                          Collections allocable to principal                                            1,098,806.92
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      87,061.89
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,185,868.81

                   Realized Losses                                                                        277,361.88
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     24,963,395.12

          INTEREST
                          Collections allocable to interest                                               441,937.53
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        57,055.07
                                                                                                      ---------------
                   Total Interest                                                                         498,992.60

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               25,105,294.48
           Beginning of Period Class B Principal Balance                                                1,650,353.91

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,840,028.87
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          12,860.08
           Aggregate Payahead Balance                                                                      18,669.46
           Aggregate Payahead Balance for preceding Distribution Date                                      19,779.04
           Interest Earned on Payahead Balances                                                                88.66
           Scheduled Payments due in Collection Period                                                  1,300,017.17
           Scheduled Payments collected in Collection Period                                            1,174,158.45
           Aggregate Amount of Realized Losses for preceding Distribution Date                            277,361.88

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   643.51
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                                97     822,000.00
           60+ days delinquent                                                                                    54     485,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            1,307,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         292,485.49
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            4.41%
           Delinquency Ratio for third preceding Determination Date                                             5.12%

           Cumulative Defaults for preceding Determination Date                                        17,386,337.11

           Cumulative Net Losses for preceding Determination Date                                      13,154,363.53

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,540,744.45
                           Liquidation Proceeds                                                            87,061.89
                           Recoveries                                                                      57,055.07
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    1,684,861.41

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      732,220.92
                           Prepayments in full allocable to principal                                     366,586.00
                           Principal Balance of Liquidated Receivables                                    364,423.77
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,463,230.69

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,463,230.69
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,390,069.15
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,390,069.15

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          25,105,294.48
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 140,171.23

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,463,230.69
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 73,161.53

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,650,353.91
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         15,540.83

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,684,861.41
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,530,240.38
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                15,540.83
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 73,161.53
                    Class B Principal Carryover Shortfall                                                 308,101.52
                    Trustee distributions                                                                     973.84
                    Standby Servicer distributions                                                          1,761.78
                    Servicer distributions                                                                 56,904.46
                    Collateral Agent distributions                                                            334.45
                    Reimbursement Obligations                                                              47,600.71
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                308,101.52
                                                                                                      ---------------
                                                                                                          308,101.52

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00
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


CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     1,761.78
            Servicing Fee (2.0%)                                                                           44,044.38
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         12,860.08
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       330.33
            Trustee's out-of-pocket expenses                                                                  643.51
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              334.45
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection Periods                                          0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         140,171.23
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         140,171.23
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           15,540.83
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 15,540.83
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,390,069.15
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,390,069.15
  (vi)      Certificate Insurer Premium                                                                     6,916.94
            Certificate Insurer Premium Supplement                                                         19,762.69
            Certificate Insurer Premium Supplement - Prior Month Shortfall                                 20,921.08
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              73,161.53
            Class B Principal Carryover Shortfall - Previous Month(s)                                     308,101.52
            Current Month Class B Principal Shortfall                                                    (349,758.10)
            Adjustment for Prior Month Overpayment                                                        (20,921.08)
            Adjusted Class B Principal Distributable Amount                                                31,504.96
       (C)  Excess Interest Amount for Deposit in Spread Account                                               (0.00)







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


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                25,105,294.48
                   Class A Principal Distributions                                                      1,390,069.15
          Class A End of Period Principal Balance                                                      23,715,225.33

          Class B Beginning of Period Principal Balance                                                 1,650,353.91
                   Class B Principal Distributable Amount                                                  31,504.96
                   Adjustment for Prior Month Overpayment                                                  20,921.08
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,597,927.87
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,597,927.87

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,684,861.41
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     200,145.76
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,484,715.65

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,484,715.65
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      15,540.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,469,174.82

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,469,174.82
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,390,069.15
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           79,105.67

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       79,105.67
     (vi) Certificate Insurer Premium                                                                       6,916.94
     (v)  Certificate Insurer Premium Supplement                                                           19,762.69
          Certificate Insurer Premium Supplement - Prior Month Shortfall                                   20,921.08
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           31,504.96

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        31,504.96
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           73,161.53
     (iii)Prior month(s) carryover shortfalls                                                             308,101.52
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (349,758.10)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (349,758.10)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,307,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,307,000.00

                          Aggregate Gross Principal Balance as of the close of                         27,397,850.62
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.77%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.77%
                          Delinquency Ratio for second preceding Determination Date                             4.41%
                          Delinquency Ratio for third preceding Determination Date                              5.12%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.77%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,386,337.11
                                 Current Period Defaulted Receivables                                     292,485.49
                                                                                                      ---------------
                                 Total                                                                 17,678,822.60

                                 Cumulative Defaulted Receivables                                      17,678,822.60
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    19.19%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          364,423.77

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (144,116.96)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   220,306.81
                                 Cumulative Previous Net Losses                                        13,154,363.53
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,374,670.34
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   14.52%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      25.34
          Weighted Average Annual Percentage Rate                                                              20.42%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,531,315.32
                          15% of Outstanding Certificate Balance                                                       3,796,972.98
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          23,715,225.33

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             25,313,153.20
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               23,715,225.33
          Beginning of Period Spread Account Balance                                                    4,840,028.87
          Spread Account Deposit (Withdrawal) from Current Distributions                                       (0.00)
          Transfer (to) from Cross-Collateralized Spread Accounts                                          37,076.71
          Required addition to/(eligible withdrawal from) Spread Account                               18,838,119.75
          Earnings on Spread Account Balance                                                               29,050.89
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,906,156.47




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,867,714.81

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $160,641.86

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,707,072.95

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $21.17

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.82

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $19.35

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $18,670.39

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $17,870.98

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                       $799.41

          (j)      Scheduled Payments due in such Collection Period                                    $1,427,780.43

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,251,715.32

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $32,208,893.53

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $30,977,903.51

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9617811

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $68,174.35

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,147.26

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.77

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $24,465.32

          (b)      Distributions (to) from Collection Account                                             ($6,007.27)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $92.90

          (d)      Ending Payahead Account Balance                                                        $18,550.95

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $8,667,412.76
                          Spread Account Balance                                                       $6,050,525.06

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $41,545.89

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $58,001.50

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $397,478.50

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 116
                          Aggregate Gross Amount                                                       $1,046,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  86
                          Aggregate Gross Amount                                                         $895,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.74%

          (b)      Average Delinquency Ratio                                                                    5.08%

          (c)      Cumulative Default Ratio                                                                    17.74%

          (d)      Cumulative Net Loss Ratio                                                                   14.37%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,043,795.87
     LOCK BOX NSF ITEMS:                                                                                  (40,769.76)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  6,007.27
     COLLECTION ACCOUNT INTEREST                                                                            7,177.84
     PAYAHEAD ACCOUNT INTEREST                                                                                 92.90
     TOTAL COLLECTION PROCEEDS:                                                                         2,016,304.12
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  32,208,893.53
                                 Principal portion of payments collected (non-prepayments)                               742,847.84
                                 Prepayments in full allocable to principal                                              553,342.00
                          Collections allocable to principal                                            1,296,189.84
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     103,250.55
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,399,440.39

                   Realized Losses                                                                        397,478.50
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     30,411,974.64

          INTEREST
                          Collections allocable to interest                                               508,867.48
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       107,996.25
                                                                                                      ---------------
                   Total Interest                                                                         616,863.73

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                30,598,448.82
          Beginning of Period Class B Principal Balance                                                 2,112,825.75

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    6,008,979.17
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           14,492.86
          Aggregate Payahead Balance                                                                       18,458.05
          Aggregate Payahead Balance for preceding Distribution Date                                       24,465.32
          Interest Earned on Payahead Balances                                                                 92.90
          Scheduled Payments due in Collection Period                                                   1,427,780.43
          Scheduled Payments collected in Collection Period                                             1,251,715.32
          Aggregate Amount of Realized Losses for preceding Distribution Date                             397,478.50

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    784.31
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                116   1,046,000.00
          60+ days delinquent                                                                                     86     895,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,941,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          273,938.01
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.62%
          Delinquency Ratio for third preceding Determination Date                                              4.89%

          Cumulative Defaults for preceding Determination Date                                         16,199,264.01

          Cumulative Net Losses for preceding Determination Date                                       13,052,018.04

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,805,057.32
                          Liquidation Proceeds                                                            103,250.55
                          Recoveries                                                                      107,996.25
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,016,304.12

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       742,847.84
                          Prepayments in full allocable to principal                                      553,342.00
                          Principal Balance of Liquidated Receivables                                     500,729.05
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,796,918.89

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,796,918.89
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,707,072.95
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,707,072.95

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           30,598,448.82
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  160,641.86

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,796,918.89
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  89,845.94

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,112,825.75
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          17,870.98

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,016,304.12
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,867,714.81
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 17,870.98
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  89,845.94
                   Class B Principal Carryover Shortfall                                                  476,882.36
                   Trustee distributions                                                                    1,186.92
                   Standby Servicer distributions                                                           2,147.26
                   Servicer distributions                                                                  68,174.35
                   Collateral Agent distributions                                                             408.89
                   Reimbursement Obligations                                                               58,001.50
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                476,882.36
                                                                                                      ---------------
                                                                                                          476,882.36

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,147.26
            Servicing Fee (2.0%)                                                                           53,681.49
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         14,492.86
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       402.61
            Trustee's out-of-pocket expenses                                                                  784.31
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              408.89
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         160,641.86
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         160,641.86
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           17,870.98
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 17,870.98
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,707,072.95
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,707,072.95
  (vi)      Certificate Insurer Premium                                                                     8,426.65
            Certificate Insurer Premium Supplement                                                         24,076.15
            Certificate Insurer Premium Supplement - Prior Month Shortfall                                 25,498.70
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              89,845.94
            Class B Principal Carryover Shortfall - Previous Month(s)                                     476,882.36
            Current Month Class B Principal Shortfall                                                    (565,928.89)
            Adjustment for Prior Month Overpayment                                                        (25,498.70)
            Adjusted Class B Principal Distributable Amount                                                   799.41
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                30,598,448.82
                   Class A Principal Distributions                                                      1,707,072.95
          Class A End of Period Principal Balance                                                      28,891,375.87

          Class B Beginning of Period Principal Balance                                                 2,112,825.75
                   Class B Principal Distributable Amount                                                     799.41
                   Adjustment for Prior Month Overpayment                                                  25,498.70
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,086,527.64
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,086,527.64

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,016,304.12
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    232,559.28
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,783,744.84

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    1,783,744.84
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     17,870.98
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,765,873.86

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   1,765,873.86
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,707,072.95
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           58,800.91

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       58,800.91
     (vi) Certificate Insurer Premium                                                                       8,426.65
     (v)  Certificate Insurer Premium Supplement                                                           24,076.15
          Certificate Insurer Premium Supplement - Prior Month Shortfall                                   25,498.70
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                              799.41

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                           799.41
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           89,845.94
     (iii)Prior month(s) carryover shortfalls                                                             476,882.36
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (565,928.89)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (565,928.89)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,941,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,941,000.00

                          Aggregate Gross Principal Balance as of the close of                         33,803,807.77
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.74%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.74%
                          Delinquency Ratio for second preceding Determination Date                             4.62%
                          Delinquency Ratio for third preceding Determination Date                              4.89%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.08%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,199,264.01
                                 Current Period Defaulted Receivables                                     273,938.01
                                                                                                      ---------------
                                 Total                                                                 16,473,202.02

                                 Cumulative Defaulted Receivables                                      16,473,202.02
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    17.74%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          500,729.05

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (211,246.80)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   289,482.25
                                 Cumulative Previous Net Losses                                        13,052,018.04
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,341,500.29
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   14.37%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      28.35
          Weighted Average Annual Percentage Rate                                                              20.46%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,097,790.35
                          15% of Outstanding Certificate Balance                                                       4,646,685.53
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                           8,667,412.76

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             30,977,903.51
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                                8,667,412.76
          Beginning of Period Spread Account Balance                                                    6,008,979.17
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           5,158.45
          Required addition to/(eligible withdrawal from) Spread Account                                2,653,275.14
          Earnings on Spread Account Balance                                                               36,387.44
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,050,525.06



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,275,737.88

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $211,088.43

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,064,649.45

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $23.41

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.17

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.24

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $27,127.00

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $27,127.00

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

         (j)       Scheduled Payments due in such Collection Period                                    $1,667,503.71

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,468,431.68

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $40,708,094.39

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $39,367,613.72

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9670709

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $83,511.61

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,713.87

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.86

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $29,554.70

         (b)       Distributions (to) from Collection Account                                            ($14,281.14)
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $297.85

         (d)       Ending Payahead Account Balance                                                        $15,571.41

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $10,982,412.06
                               Spread Account Balance                                                  $7,240,380.15

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $50,914.67

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $68,558.44

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $467,660.87

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            153
                               Aggregate Gross Amount                                                  $1,374,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                            100
                               Aggregate Gross Amount                                                  $1,052,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            5.65%

         (b)       Average Delinquency Ratio                                                                    5.19%

         (c)       Cumulative Default Ratio                                                                    18.00%

         (d)       Cumulative Net Loss Ratio                                                                   14.23%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,461,035.95
     Lock Box NSF Items:                                                                                  (24,511.92)
     Transfers from (to) Payahead Account:                                                                 14,281.14
     Collection Account Interest                                                                            8,564.23
     Payahead Account Interest                                                                                297.85
     Total Collection Proceeds:                                                                         2,459,667.25
     For Distribution Date:                                                                                  6/15/99
     For Determination Date:                                                                                  6/8/99
     For Collection Period:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  40,708,094.39
                                  Principal portion of payments collected (non-prepayments)                              836,003.61
                                  Prepayments in full allocable to principal                                             700,575.00
                          Collections allocable to principal                                            1,536,578.61
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     169,075.73
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,705,654.34

                    Realized Losses                                                                       467,660.87
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     38,534,779.18

          INTEREST
                                  Collections allocable to interest                                       632,428.07
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods               121,584.84
                                                                                                      ---------------
                      Total Interest                                                                      754,012.91

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                38,672,689.67
          Beginning of Period Class B Principal Balance                                                 2,791,800.75

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,189,465.48
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           15,664.79
          Aggregate Payahead Balance                                                                       15,273.56
          Aggregate Payahead Balance for preceding Distribution Date                                       29,554.70
          Interest Earned on Payahead Balances                                                                297.85
          Scheduled Payments due in Collection Period                                                   1,667,503.71
          Scheduled Payments collected in Collection Period                                             1,468,431.68
          Aggregate Amount of Realized Losses for preceding Distribution Date                             467,660.87

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    991.29
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                153    1,374,000.00
          60+ days delinquent                                                                                    100    1,052,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     2,426,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               303,854.29

          Delinquency Ratio for second preceding Determination Date                                             4.69%
          Delinquency Ratio for third preceding Determination Date                                              5.22%

          Cumulative Defaults for preceding Determination Date                                         18,115,637.18

          Cumulative Net Losses for preceding Determination Date                                       14,217,371.54

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,169,006.68
                          Liquidation Proceeds                                                            169,075.73
                          Recoveries                                                                      121,584.84
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,459,667.25

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       836,003.61
                          Prepayments in full allocable to principal                                      700,575.00
                          Principal Balance of Liquidated Receivables                                     636,736.60
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,173,315.21

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,173,315.21
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,064,649.45
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,064,649.45

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        38,672,689.67
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               211,088.43

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,173,315.21
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              108,665.76

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         2,791,800.75
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       27,127.00

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,459,667.25
                      minus
                      Class A Principal and Interest Distributable Amount                               2,275,737.88
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              27,127.00
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              108,665.76
                      Class B Principal Carryover Shortfall                                               724,168.78
                      Trustee distributions                                                                 1,500.14
                      Standby Servicer distributions                                                        2,713.87
                      Servicer distributions                                                               83,511.61
                      Collateral Agent distributions                                                          518.31
                      Reimbursement Obligations                                                            68,558.44
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                724,168.78
                                                                                                      ---------------
                                                                                                          724,168.78

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,713.87
            Servicing Fee (2.0%)                                                                           67,846.82
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         15,664.79
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       508.85
            Trustee's out-of-pocket expenses                                                                  991.29
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              518.31
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         211,088.43
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         211,088.43
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           27,127.00
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 27,127.00
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,064,649.45
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,064,649.45
  (vi)      Certificate Insurer Premium                                                                    10,677.35
            Certificate Insurer Premium Supplement                                                         30,506.70
            Certificate Insurer Premium Supplement - Prior Month Shortfall Paid                            27,374.39
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             108,665.76
            Class B Principal Carryover Shortfall - Previous Month(s)                                     724,168.78
            Current Month Class B Principal Shortfall                                                    (832,834.54)
            Adjustment for Prior Month Overpayment                                                        (27,374.39)
            Adjusted Class B Principal Distributable Amount                                                     0.00
       (C)  Excess Interest Amount for Deposit in Spread Account                                               (0.00)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               38,672,689.67
                       Class A Principal Distributions                                                  2,064,649.45
           Class A End of Period Principal Balance                                                     36,608,040.22

           Class B Beginning of Period Principal Balance                                                2,791,800.75
                       Class B Principal Distributable Amount                                                   0.00
                       Adjustment for Prior Month Overpayment                                              32,227.24
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,759,573.50
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,759,573.50

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,459,667.25
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     299,332.36
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,160,334.89

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,160,334.89
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      27,127.00
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,133,207.89

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,133,207.89
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,064,649.45
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           68,558.44

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       68,558.44
     (vi) Certificate Insurer Premium                                                                      10,677.35
     (v)  Certificate Insurer Premium Supplement                                                           30,506.70
          Certificate Insurer Premium Supplement - Prior Month Shortfall                                   32,227.24
          Certificate Insurer Premium Supplement Paid in Current Month                                     57,881.09
          Current Month Certificate Insurer Premium Supplement Shortfall                                   (4,852.85)
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                                0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                             0.00
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          108,665.76
     (iii)Prior month(s) carryover shortfalls                                                             724,168.78
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (832,834.54)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (832,834.54)
          Prior Month Overpayment Carryover Amount                                                         (4,852.85)

CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               2,426,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,426,000.00

                          Aggregate Gross Principal Balance as of the close of                         42,962,966.19
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.65%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  5.65%
                          Delinquency Ratio for second preceding Determination Date                             4.69%
                          Delinquency Ratio for third preceding Determination Date                              5.22%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    5.19%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 18,115,637.18
                                 Current Period Defaulted Receivables                                     303,854.29
                                                                                                      ---------------
                                 Total                                                                 18,419,491.47

                                 Cumulative Defaulted Receivables                                      18,419,491.47
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    18.00%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 636,736.60

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (290,660.57)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   346,076.03
                                 Cumulative Previous Net Losses                                        14,217,371.54
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 14,563,447.57
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   14.23%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      31.13
          Weighted Average Annual Percentage Rate                                                              20.50%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                3,936,761.37
                                  15% of Outstanding Certificate Balance                                                5,905,142.06
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y
                                                                                                                     ---------------
                      Cap Amount                                                                       10,982,412.06

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      39,367,613.72
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               10,982,412.06
          Beginning of Period Spread Account Balance                                                    7,189,465.48
          Spread Account Deposit (Withdrawal) from Current Distributions                                       (0.00)
          Transfer (to) from Cross-Collateralized Spread Accounts                                           7,385.91
          Required addition to/(eligible withdrawal from) Spread Account                                3,785,560.67
          Earnings on Spread Account Balance                                                               43,528.76
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,240,380.15



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,593,270.89

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $290,522.90

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,302,747.99

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $22.87

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.56

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $20.31

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $63,088.36

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $33,666.25

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $29,422.11

         (j)       Scheduled Payments due in such Collection Period                                    $2,136,584.08

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,915,911.53

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $55,184,404.62

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $53,617,615.04

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9716081

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $115,291.49

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,678.96

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.02

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $29,767.99

         (b)       Distributions (to) from Collection Account                                            ($13,688.19)
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                      $110.50

         (d)       Ending Payahead Account Balance                                                        $16,190.30

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $16,085,284.51
                          Spread Account Balance                                                       $9,267,958.84

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $69,284.70

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $63,212.31

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $546,317.00

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 160
                          Aggregate Gross Amount                                                       $1,612,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 116
                          Aggregate Gross Amount                                                       $1,309,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            4.99%

         (b)       Average Delinquency Ratio                                                                    4.86%

         (c)       Cumulative Default Ratio                                                                    15.83%

         (d)       Cumulative Net Loss Ratio                                                                   12.37%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,842,997.61
     LOCK BOX NSF ITEMS:                                                                                  (25,113.20)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 13,688.19
     COLLECTION ACCOUNT INTEREST                                                                            9,591.97
     PAYAHEAD ACCOUNT INTEREST                                                                                110.50
     TOTAL COLLECTION PROCEEDS:                                                                         2,841,275.07
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   55,184,404.62
                                 Principal portion of payments collected (non-prepayments)                              1,066,395.98
                                 Prepayments in full allocable to principal                                               617,432.00
                            Collections allocable to principal                                          1,683,827.98
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   193,800.27
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    1,877,628.25

                     Realized Losses                                                                      546,317.00
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      52,760,459.37

         INTEREST
                            Collections allocable to interest                                             849,515.55
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     114,131.27
                                                                                                      ---------------
                     Total Interest                                                                       963,646.82

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 52,425,184.40
         Beginning of Period Class B Principal Balance                                                  3,531,425.30

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,198,674.14
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            23,317.48
         Aggregate Payahead Balance                                                                        16,079.80
         Aggregate Payahead Balance for preceding Distribution Date                                        29,767.99
         Interest Earned on Payahead Balances                                                                 110.50
         Scheduled Payments due in Collection Period                                                    2,136,584.08
         Scheduled Payments collected in Collection Period                                              1,915,911.53
         Aggregate Amount of Realized Losses for preceding Distribution Date                              546,317.00

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                   1,343.79
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 160    1,612,000.00
         60+ days delinquent                                                                                     116    1,309,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      2,921,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    474,987.27

         Delinquency Ratio for second preceding Determination Date                                              4.41%
         Delinquency Ratio for third preceding Determination Date                                               5.19%

         Cumulative Defaults for preceding Determination Date                                          18,424,298.27

         Cumulative Net Losses for preceding Determination Date                                        14,338,263.68

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                               Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,533,343.53
                              Liquidation Proceeds                                                        193,800.27
                              Recoveries                                                                  114,131.27
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    2,841,275.07

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,066,395.98
                              Prepayments in full allocable to principal                                  617,432.00
                              Principal Balance of Liquidated Receivables                                 740,117.27
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,423,945.25

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,423,945.25
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,302,747.99
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,302,747.99

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       52,425,184.40
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              290,522.90

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,423,945.25
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             121,197.26

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        3,531,425.30
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      33,666.25

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        2,841,275.07
                       minus
                       Class A Principal and Interest Distributable Amount                              2,593,270.89
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             33,666.25
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             121,197.26
                       Class B Principal Carryover Shortfall                                              765,380.51
                       Trustee distributions                                                                2,033.60
                       Standby Servicer distributions                                                       3,678.96
                       Servicer distributions                                                             115,291.49
                       Collateral Agent distributions                                                         699.46
                       Reimbursement Obligations                                                           63,212.31
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                765,380.51
                                                                                                      ---------------
                                                                                                          765,380.51

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     3,678.96
            Servicing Fee (2.0%)                                                                           91,974.01
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         23,317.48
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       689.81
            Trustee's out-of-pocket expenses                                                                1,343.79
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              699.46
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         290,522.90
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         290,522.90
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           33,666.25
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 33,666.25
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,302,747.99
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,302,747.99
  (vi)      Certificate Insurer Premium                                                                    14,619.04
            Certificate Insurer Premium Supplement                                                         41,768.70
            Certificate Insurer Premium Supplement - Prior Month Shortfall                                  6,824.57
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             121,197.26
            Class B Principal Carryover Shortfall - Previous Month(s)                                     765,380.51
            Current Month Class B Principal Shortfall                                                    (857,155.66)
            Adjustment for Prior Month Overpayment                                                         (6,824.57)
            Adjusted Class B Principal Distributable Amount                                                29,422.11
       (C)  Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                   0.00


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               52,425,184.40
                       Class A Principal Distributions                                                  2,302,747.99
           Class A End of Period Principal Balance                                                     50,122,436.42

           Class B Beginning of Period Principal Balance                                                3,531,425.30
                       Class B Principal Distributable Amount                                              29,422.11
                       Adjustment for Prior Month Overpayment                                               6,824.57
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,495,178.62
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,495,178.62

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          2,841,275.07
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    412,226.41
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,429,048.66

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,429,048.66
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     33,666.25
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,395,382.41

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,395,382.41
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,302,747.99
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          92,634.42

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      92,634.42
     (vi)  Certificate Insurer Premium                                                                     14,619.04
     (v)   Certificate Insurer Premium Supplement                                                          41,768.70
           Certificate Insurer Premium Supplement - Prior Month Shortfall                                   6,824.57
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                          29,422.11

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       29,422.11
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         121,197.26
     (iii) Prior month(s) carryover shortfalls                                                            765,380.51
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (857,155.66)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (857,155.66)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,921,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,921,000.00

                          Aggregate Gross Principal Balance as of the close of                         58,560,658.24
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.99%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.99%
                          Delinquency Ratio for second preceding Determination Date                             4.41%
                          Delinquency Ratio for third preceding Determination Date                              5.19%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.86%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 18,424,298.27
                                 Current Period Defaulted Receivables                                     474,987.27
                                                                                                      ---------------
                                 Total                                                                 18,899,285.54

                                 Cumulative Defaulted Receivables                                      18,899,285.54
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    15.83%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 740,117.27

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (307,931.54)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   432,185.73
                                 Cumulative Previous Net Losses                                        14,338,263.68
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 14,770,449.41
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                   12.37%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     33.53
           Weighted Average Annual Percentage Rate                                                             20.42%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     4,825,585.35
                              15% of Outstanding Certificate Balance                                                    8,042,642.26
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                          Y
                                                                                                                     ---------------
                       Cap Amount                                                                      16,085,284.51

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          53,617,615.04
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              16,085,284.51
           Beginning of Period Spread Account Balance                                                   9,198,674.14
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         13,442.45
           Required addition to/(eligible withdrawal from) Spread Account                               6,873,167.92
           Earnings on Spread Account Balance                                                              55,842.25
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,267,958.84


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,275,066.69

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $28,545.49

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,246,521.20

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $40.52

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.35

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $40.16

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                  $115,263.41

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $17,795.96

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $97,467.45

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                                 $0.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                             $0.00

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                         $0.00

          (s)      Scheduled Payments due in such Collection Period                                    $2,821,825.16

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,424,801.16

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $77,391,903.82

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $68,008,301.63

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $65,944,695.40

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8520878

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,063,606.23

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0266644

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $153,310.52

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,869.60

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $1.90

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($62,103.14)

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                              ($36,791.56)

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                             ($217,998.77)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $22,147,289.43
                          Spread Account Balance                                                       $3,900,305.34

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $58,735.08

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $72,041.61

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $899,680.73

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 221
                          Aggregate Gross Amount                                                       $2,368,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 151
                          Aggregate Gross Amount                                                       $1,732,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.01%

          (b)      Average Delinquency Ratio                                                                    4.88%

          (c)      Cumulative Default Ratio                                                                    14.54%

          (d)      Cumulative Net Loss Ratio                                                                   11.37%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                              YES
     DEFICIENCY CLAIM AMOUNT                                                                              (62,103.14)

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,983,740.95
     LOCK BOX NSF ITEMS:                                                                                  (46,725.78)
     TOTAL COLLECTION PROCEEDS:                                                                         3,937,015.17
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  77,391,903.82
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        77,391,903.82
                                  Principal portion of payments collected (non-prepayments)                            1,334,747.66
                                  Prepayments in full allocable to principal                                             936,002.00
                          Collections allocable to principal                                            2,270,749.66
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     397,175.32
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,667,924.98

                   Realized Losses                                                                        899,680.73
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     73,824,298.11

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,090,053.50
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       179,036.69
                                                                                                      ---------------
                   Total Interest                                                                       1,269,090.19

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               5,615,505.99
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,005,178.05
          Beginning of Period Certificate Balance                                                       2,063,606.23

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,841,570.26
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           24,324.01
          Scheduled Payments due in Collection Period                                                   2,821,825.16
          Scheduled Payments collected in Collection Period                                             2,424,801.16
          Aggregate Amount of Realized Losses for preceding Distribution Date                             899,680.73

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,724.66
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                221   2,368,000.00
          60+ days delinquent                                                                                    151   1,732,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        4,100,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  504,187.02

          Delinquency Ratio for second preceding Determination Date                                             4.36%
          Delinquency Ratio for third preceding Determination Date                                              5.28%

          Cumulative Defaults for preceding Determination Date                                         21,299,426.37

          Cumulative Net Losses for preceding Determination Date                                       16,337,520.92

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.6015%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.1015%
          divided by 360                                                                                      0.0114%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,360,803.16
                           Liquidation Proceeds                                                           397,175.32
                           Recoveries                                                                     179,036.69
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                  47.54
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  274.51
                           Investment earnings from Collection Account                                     13,046.99
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,950,384.21

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,334,747.66
                          Prepayments in full allocable to principal                                      936,002.00
                          Principal Balance of Liquidated Receivables                                   1,296,856.05
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,567,605.71

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    73,824,298.11
                                                                                                      ---------------
                                                                                                       66,441,868.30


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    86.4%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,567,605.71
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,246,521.20
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,246,521.20

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   5,615,505.99
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   28,545.49

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,567,605.71
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  89,190.14

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       3,567,605.71
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                              89,190.14

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,005,178.05
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          17,795.96

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,063,606.23
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     18,314.51

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            3,950,384.21
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,275,066.69
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 17,795.96
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  89,190.14
                   Class B Principal Carryover Shortfall                                                   70,380.45
                   Trustee distributions                                                                    2,369.59
                   Standby Servicer distributions                                                           3,869.60
                   Servicer distributions                                                                 153,310.52
                   Collateral Agent distributions                                                             594.60
                   Reimbursement Obligations                                                               72,041.61
                                                                                                      ---------------
                                                                                                          265,765.06

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                                70,380.45
                                                                                                      ---------------
                                                                                                           70,380.45

Certificates Principal Carryover Shortfall from previous period                                           128,808.63
                                                                                                      ---------------
                                                                                                          128,808.63

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Certificate Interest Carryover Shortfall from pervious perid                                               18,314.51
Interest on Certificate Interest Carryover Shortfall                                                          162.54
                                                                                                      ---------------
                                                                                                           18,477.05

    Interest Carryover on Certificate Interest Shortfall                                                        0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      3,869.60
           Servicing Fee (2.0%)                                                                           128,986.51
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          24,324.01
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              644.93
           Indenture Trustee's out-of-pocket expenses                                                       1,724.66
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               594.60
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         28,545.49
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         28,545.49
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                                                              17,795.96
           Class B Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Class B Interest Shortfall                                                             0.00
           Adjusted Class B Note Interest Distributable Amount                                             17,795.96
  (vii)    Class A Principal Distributable Amount - Current Month                                       3,246,521.20
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shorfall                                                     0.00
           Class A Principal Distribution Amount to Class A-1                                           3,246,521.20
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            18,677.45
           Note Insurer Premium Supplement                                                                 53,364.15
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Class B Principal Distributable Amount - Current Month Unadjusted                               89,190.14
           Class B Principal Carryover Shortfall - Previous Month(s)                                       70,380.45
           Current Month Class B Principal Shortfall                                                      (62,103.14)
           Adjusted Class B Principal Distributable Amount                                                 97,467.45
      (B)  Certificate Interest - Unadjusted                                                               18,314.51
           Certificate Interest Carryover Shortfall - Previous Month(s)                                    18,314.51
           Interest on Certificate Interest Shortfall - Previous Month(s)                                       0.00
           Interest on Certificate Interest Carryover from Prior Months                                       162.54
           Current Month Certificate Interest Shortfall                                                   (36,791.56)
           Adjusted Certificate Interest Distributable Amount                                                   0.00
           Certificate Principal Distributable Amount - Current Month Unadjusted                           89,190.14
           Certificate Principal Carryover Shorfall - Previous Month(s)                                   128,808.63
           Current Month Certificate Principal Shortfall                                                 (217,998.77)
           Adjusted Certificate Principal Distributable Amount                                                  0.00
  (xi)     Until the Target Payment Date, remaining amount to Class a Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount                                     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount                                    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                       0.00
           Spread Account withdrawal for deficiencies                                                           0.00


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
     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                               5,615,505.99
                    Class A-1 Principal Distributions                                                   3,246,521.20
           Class A-1 End of Period Principal Amount (prior to turbo)                                    2,368,984.79
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                     2,368,984.79

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,005,178.05
                    Class B Principal Distributable Amount                                                 97,467.45
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   1,907,710.60
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    1,907,710.60

           Certificate Beginning of Period Principal Amount                                             2,063,606.23
                    Certificate Principal Distributable Amount                                                  0.00
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,063,606.23
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,063,606.23

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,950,384.21
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    188,689.80
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,761,694.41

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           3,761,694.41
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,433,826.21

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi)A                           3,433,826.21
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v)A                             17,795.96
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,416,030.25

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,416,030.25
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,246,521.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         169,509.05

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            169,509.05
     (vi)  Note Insurer Premium                                                                            18,677.45
     (v)   Note Insurer Premium Supplement                                                                 53,364.15
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                          97,467.45

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                       97,467.45
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                          89,190.14
     (iii) Prior month(s) carryover shortfalls                                                             70,380.45
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                (62,103.14)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (62,103.14)


CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                            0.00
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     18,314.51
     (iii) Prior month(s) carryover shortfalls                                                             18,314.51
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                        162.54
           If (i) is less than sum of (ii)-(v), there is a Class B Deficiency                                    YES
           Amount Remaining for Further Distribution/(Deficiency)                                         (36,791.56)

CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                            0.00
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                          89,190.14
     (iii) Prior month(s) carryover shortfalls                                                            128,808.63
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Amount Remaining for Further Distribution/B Notes (Deficiency)                                (217,998.77)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (217,998.77)


CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             4,100,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                4,100,000.00

                           Aggregate Gross Principal Balance as of the close of                        81,811,415.55
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           5.01%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 5.01%
                           Delinquency Ratio for second preceding Determination Date                            4.36%
                           Delinquency Ratio for third preceding Determination Date                             5.28%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   4.88%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               21,299,426.37
                                   Current Period Defaulted Receivables                                   504,187.02
                                                                                                      ---------------
                                   Total                                                               21,803,613.39

                                   Cumulative Defaulted Receivables                                    21,803,613.39
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   14.54%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,296,856.05

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (576,212.01)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 720,644.04
                                   Cumulative Previous Net Losses                                      16,337,520.92
                                                                                                      ---------------
                                   Cumulative Net Losses                                               17,058,164.96
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                  11.37%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     36.10
           Weighted Average Annual Percentage Rate                                                             20.36%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 73,824,298.11
                           minus the Securities Balance                                                68,008,301.63
                                                                                                      ---------------
                                                                                                        5,815,996.48
                           divided by the Aggregate Principal Balance                                           7.88%

           Floor OC Percent
                    Aggregate Principal Balance                                                        73,824,298.11
                    minus the Securities Balance                                                       68,008,301.63
                                                                                                      ---------------
                                                                                                        5,815,996.48
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                3.88%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    68,008,301.63
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               1.12%
                                    if a Trigger Event, 15% minus the OC Percent                                               7.12%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     22.12%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              73,824,298.11
                                                                                                      ---------------
                                                                                                       22,147,289.43
           Requisite Amount                                                                            22,147,289.43

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

           Required Spread Account Amount                                                              22,147,289.43
           Beginning of Period Spread Account Balance                                                   3,841,570.26
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         35,714.82
           Required addition to/(eligible withdrawal from) Spread Account                              18,270,004.35
           Earnings on Spread Account Balance                                                              23,020.26
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,900,305.34




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,267,353.79

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $33,950.94

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,233,402.85

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $41.79

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.63

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $41.16

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $59,655.19

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $26,799.85

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $32,855.34

          (p)      Scheduled Payments due in such Collection Period                                    $2,135,593.53

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,843,349.95

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $60,736,196.74

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $53,790,033.69

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $50,786,079.20

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8361748

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,003,954.50

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0494590

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $118,483.37

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,036.81

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.18

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($89,859.10)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $17,484,572.37
                          Spread Account Balance                                                       $3,391,269.07

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $47,669.75

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $57,134.34

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $717,101.72

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 142
                          Aggregate Gross Amount                                                       $1,620,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 112
                          Aggregate Gross Amount                                                       $1,309,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.54%

          (b)      Average Delinquency Ratio                                                                    4.58%

          (c)      Cumulative Default Ratio                                                                    12.34%

          (d)      Cumulative Net Loss Ratio                                                                    9.22%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,766,073.54
     LOCK BOX NSF ITEMS:                                                                                  (25,032.41)
     TOTAL COLLECTION PROCEEDS:                                                                         2,741,041.13
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  60,736,196.74
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        60,736,196.74
                                  Principal portion of payments collected (non-prepayments)                              933,993.25
                                  Prepayments in full allocable to principal                                             569,705.00
                          Collections allocable to principal                                            1,503,698.25
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     233,488.87
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,737,187.12

                   Realized Losses                                                                        717,101.72
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     58,281,907.90

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                              $909,356.70
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        94,497.31
                                                                                                      ---------------
                   Total Interest                                                                      $1,003,854.01

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               6,711,883.45
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             3,036,809.84


     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,343,599.32
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           17,256.38
          Scheduled Payments due in Collection Period                                                   2,135,593.53
          Scheduled Payments collected in Collection Period                                             1,843,349.95
          Aggregate Amount of Realized Losses for preceding Distribution Date                             717,101.72

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,359.01
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                142   1,620,000.00
          60+ days delinquent                                                                                    112   1,309,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        2,929,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  516,199.45

          Delinquency Ratio for second preceding Determination Date                                             4.34%
          Delinquency Ratio for third preceding Determination Date                                              4.86%

          Cumulative Defaults for preceding Determination Date                                         12,542,904.15

          Cumulative Net Losses for preceding Determination Date                                        9,134,661.39

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,413,054.95
                           Liquidation Proceeds                                                           233,488.87
                           Recoveries                                                                      94,497.31
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     10,069.54
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,751,110.67

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       933,993.25
                          Prepayments in full allocable to principal                                      569,705.00
                          Principal Balance of Liquidated Receivables                                     950,590.59
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,454,288.84

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    58,281,907.90
                                                                                                      ---------------
                                                                                                       52,453,717.11

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                     Yes
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    82.6%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,454,288.84
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,233,402.85
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,233,402.85

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   6,711,883.45
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   33,950.94

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,454,288.84
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 122,714.44

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            2,751,110.67
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,510,468.68
                   Beginning of Period Principal Balance of the Certificates                            3,036,809.84
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      26,799.85
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 26,799.85
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 122,714.44
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    1,865.14
                   Standby Servicer distributions                                                           3,036.81
                   Servicer distributions                                                                 118,483.37
                   Collateral Agent distributions                                                             467.14
                   Reimbursement Obligations                                                               57,134.34
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      3,036.81
           Servicing Fee (2.0%)                                                                           101,226.99
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          17,256.38
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              506.13
           Indenture Trustee's out-of-pocket expenses                                                       1,359.01
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               467.14
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         33,950.94
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         33,950.94
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        243,114.89
  (vii)    Class A Principal Distributable Amount - Current Month                                       2,233,402.85
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           2,233,402.85
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            14,812.61
           Note Insurer Premium Supplement                                                                 42,321.73
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (vi)(A)  Certificate Note Interest - Unadjusted                                                          26,799.85
           Certificate Note Interest Carryover Shortfall - Previous Month(s)                                    0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Note Interest Diestributable Amount                                        26,799.85
  (x)      Certificate Principal Distributable Amount - Current Month Unadjusted                          122,714.44
           Certificate Principal Carryover Shortfall - Previous Month(s)                                        0.00
           Current Month Certificate Principal Shortfall                                                  (89,859.10)
           Adjusted Certificate Principal Distributable Amount                                             32,855.34
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                       0.00
           Spread Account Withdrawal to cover deficiencies                                                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                  6,711,883.45
                 Class A-1 Principal Distributions                                                      2,233,402.85
        Class A-1 End of Period Principal Amount (prior to turbo)                                       4,478,480.60
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                        4,478,480.60

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                3,036,809.84
                 Certificate Principal Distributable Amount                                                32,855.34
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  3,003,954.50
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   3,003,954.50

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          2,751,110.67
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    400,918.29
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,230,192.38

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,350,192.38
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,233,402.85
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         116,789.53

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     116,789.53
     (vi)  Note Insurer Premium                                                                            14,812.61
     (v)   Note Insurer Premium Supplement                                                                 42,321.73
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                          59,655.19

CERTIFICATE - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       59,655.19
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     26,799.85
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                          32,855.34

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       32,855.34
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        122,714.44
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (89,859.10)
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (89,859.10)

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             2,929,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                2,929,000.00

                           Aggregate Gross Principal Balance as of the close of                        64,503,283.42
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           4.54%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 4.54%
                           Delinquency Ratio for second preceding Determination Date                            4.34%
                           Delinquency Ratio for third preceding Determination Date                             4.86%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   4.58%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               12,542,904.15
                                   Current Period Defaulted Receivables                                   516,199.45
                                                                                                      ---------------
                                   Total                                                               13,059,103.60

                                   Cumulative Defaulted Receivables                                    13,059,103.60
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                   12.34%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                        950,590.59

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (327,986.18)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 622,604.41
                                   Cumulative Previous Net Losses                                       9,134,661.39
                                                                                                      ---------------
                                   Cumulative Net Losses                                                9,757,265.80
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   9.22%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     38.23
           Weighted Average Annual Percentage Rate                                                             20.26%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 58,281,907.90
                           minus the Securities Balance                                                53,790,033.69
                                                                                                      ---------------
                                                                                                        4,491,874.20
                           divided by the Aggregate Principal Balance                                           7.71%

           Floor OC Percent
                    Aggregate Principal Balance                                                        58,281,907.90
                    minus the Securities Balance                                                       53,790,033.69
                                                                                                      ---------------
                                                                                                        4,491,874.20
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.24%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     53,790,033.69
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                1.29%
                                   if a Trigger Event, 15% minus the OC Percent                                                7.29%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      22.29%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               58,281,907.90
                                                                                                      ---------------
                                                                                                       17,484,572.37
                    Requisite Amount                                                                   17,484,572.37

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

           Required Spread Account Amount                                                              17,484,572.37
           Beginning of Period Spread Account Balance                                                   3,343,599.32
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         27,780.93
           Required addition to/(eligible withdrawal from) Spread Account                              14,113,192.12
           Earnings on Spread Account Balance                                                              19,888.82
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,391,269.07




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,144,388.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $81,760.77

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,062,627.23

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $38.46

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.47

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $37.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $138,811.58

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $25,480.41

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $113,331.17

          (p)      Scheduled Payments due in such Collection Period                                    $1,995,792.35

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,755,648.04

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $58,045,091.36

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $51,570,279.52

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $48,785,364.47

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8404736

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $2,784,915.05

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0479785

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $110,597.19

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,902.25

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $1.98

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $16,733,540.41
                          Spread Account Balance                                                       $3,304,528.95

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $91,230.82

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $56,509.71

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $559,926.60

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 146
                          Aggregate Gross Amount                                                       $1,655,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 121
                          Aggregate Gross Amount                                                       $1,468,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            5.11%

          (b)      Average Delinquency Ratio                                                                    4.63%

          (c)      Cumulative Default Ratio                                                                    10.47%

          (d)      Cumulative Net Loss Ratio                                                                    8.18%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,700,293.61
     LOCK BOX NSF ITEMS:                                                                                  (20,540.91)
     TOTAL COLLECTION PROCEEDS:                                                                         2,679,752.70
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  58,045,091.36
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        58,045,091.36
                                 Principal portion of payments collected (non-prepayments)                               924,181.40
                                 Prepayments in full allocable to principal                                              565,283.00
                          Collections allocable to principal                                            1,489,464.40
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     217,232.33
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,706,696.73

                   Realized Losses                                                                        559,926.60
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     55,778,468.04


          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                              $831,466.64
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       141,589.33
                                                                                                      ---------------
                   Total Interest                                                                        $973,055.97

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              15,672,991.70
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             2,898,246.22

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,213,298.13
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           13,855.37
          Scheduled Payments due in Collection Period                                                   1,995,792.35
          Scheduled Payments collected in Collection Period                                             1,755,648.04
          Aggregate Amount of Realized Losses for preceding Distribution Date                             559,926.60

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,303.37
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                146    1,655,000.00
          60+ days delinquent                                                                                    121    1,468,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             3,123,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          452,233.50
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             3.99%
          Delinquency Ratio for third preceding Determination Date                                              4.78%

          Cumulative Defaults for preceding Determination Date                                          9,566,583.64

          Cumulative Net Losses for preceding Determination Date                                        7,414,608.79

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,320,931.04
                          Liquidation Proceeds                                                            217,232.33
                          Recoveries                                                                      141,589.33
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                       9,647.78
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,689,400.48

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       924,181.40
                          Prepayments in full allocable to principal                                      565,283.00
                          Principal Balance of Liquidated Receivables                                     777,158.93
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,266,623.33

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    55,778,468.04
                                                                                                      --------------
                                                                                                       50,200,621.23

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    65.4%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,266,623.33
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,062,627.23
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,062,627.23

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  15,672,991.70
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   81,760.77

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,266,623.33
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 113,331.17

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            2,689,400.48
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,331,988.00
                   Beginning of Period Principal Balance of the Certificates                            2,898,246.22
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      25,480.41
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 25,480.41
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 113,331.17
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    1,787.08
                   Standby Servicer distributions                                                           2,902.25
                   Servicer distributions                                                                 110,597.19
                   Collateral Agent distributions                                                             447.89
                   Reimbursement Obligations                                                               56,509.71
                                                                                                      ---------------
                                                                                                           46,356.78

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):

                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,902.25
         Servicing Fee (2.0%)                                                                              96,741.82
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            13,855.37
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                                483.71
         Indenture Trustee's out-of-pocket expenses                                                         1,303.37
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                                 447.89
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                           81,760.77
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                           81,760.77
     (B) Class A-2 Interest Distributable Amount - Current Month                                          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          187,600.00
  (vii)  Class A Principal Distributable Amount - Current Month                                         2,062,627.23
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount to Class A-1                                             2,062,627.23
         Class A Principal Distribution Amount to Class A-2                                                     0.00
  (viii) Note Insurer Premium                                                                              15,855.24
         Note Insurer Premium Supplement                                                                   40,654.47
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (vi)(A)Certificate Note Interest - Unadjusted                                                            25,480.41
         Certificate Note Interest Carryover Shortfall - Previous Month(s)                                      0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on B Interest Carryover from Prior Months                                                     0.00
         Current Month Certificate Interest Shortfall                                                           0.00
         Adjusted Certificate Note Interest Distributable Amount                                           25,480.41
  (x)    Certificate Principal Distributable Amount - Current Month Unadjusted                            113,331.17
         Certificate Principal Carryover Shortfall - Previous Month(s)                                          0.00
         Current Month Certificate Principal Shortfall                                                          0.00
         Adjusted Certificate Principal Distributable Amount                                              113,331.17
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                                 0.00
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                    46,356.78
         Spread Account Withdrawal to cover deficiencies                                                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               15,672,991.70
                   Class A-1 Principal Distributions                                                    2,062,627.23
          Class A-1 End of Period Principal Amount (prior to turbo)                                    13,610,364.47
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     13,610,364.47

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              2,898,246.22
                   Certificate Principal Distributable Amount                                             113,331.17
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                2,784,915.05
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 2,784,915.05

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,689,400.48
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     385,095.18
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,304,305.30

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,304,305.30
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,062,627.23
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          241,678.07

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      241,678.07
     (vi) Note Insurer Premium                                                                             15,855.24
     (v)  Note Insurer Premium Supplement                                                                  40,654.47
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          185,168.36

CERTIFICATE DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       185,168.36
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      25,480.41
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                          159,687.95

CERTIFICATE DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       159,687.95
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          113,331.17
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                                46,356.78
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               3,123,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  3,123,000.00

                          Aggregate Gross Principal Balance as of the close of                         61,097,505.34
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.11%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.11%
                          Delinquency Ratio for second preceding Determination Date                             3.99%
                          Delinquency Ratio for third preceding Determination Date                              4.78%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    4.63%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  9,566,583.64
                                 Current Period Defaulted Receivables                                     452,233.50
                                                                                                      ---------------
                                 Total                                                                 10,018,817.14

                                 Cumulative Defaulted Receivables                                      10,018,817.14
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                    10.47%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          777,158.93

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (358,821.66)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   418,337.27
                                 Cumulative Previous Net Losses                                         7,414,608.79
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  7,832,946.06
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    8.18%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      39.49
          Weighted Average Annual Percentage Rate                                                              20.21%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  55,778,468.04
                          minus the Securities Balance                                                 51,570,279.52
                                                                                                      ---------------
                                                                                                        4,208,188.51
                          divided by the Aggregate Principal Balance                                            7.54%

          Floor OC Percent
                   Aggregate Principal Balance                                                         55,778,468.04
                   minus the Securities Balance                                                        51,570,279.52
                                                                                                      ---------------
                                                                                                        4,208,188.51
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                4.40%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      51,570,279.52
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 1.5%
                                   if a Trigger Event, 15% minus the OC Percent                                                 7.5%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       22.5%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               55,778,468.04
                                                                                                      ---------------
                                                                                                       16,733,540.41
                          Requisite Amount                                                             16,733,540.41

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

          Required Spread Account Amount                                                               16,733,540.41
          Beginning of Period Spread Account Balance                                                    3,213,298.13
          Spread Account Deposit (Withdrawal) from Current Distributions                                   46,356.78
          Transfer (to) from Cross-Collateralized Spread Accounts                                          26,471.46
          Required addition to/(eligible withdrawal from) Spread Account                               13,447,414.04
          Earnings on Spread Account Balance                                                               18,402.58
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 3,304,528.95




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,190,755.59

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $610,710.04

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,580,045.55

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $29.23

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.44

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $25.79

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $145,192.23

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $54,910.33

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $90,281.90

           (j)     Scheduled Payments due in such Collection Period                                    $4,212,488.86

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $3,675,837.70

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $128,570,533.89

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $123,900,206.45

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9636750

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $245,949.36

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,678.55

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.38

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $35,076.76

           (b)     Distributions (to) from Collection Account                                             ($8,194.48)
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $366.39

           (d)     Ending Payahead Account Balance                                                        $27,248.67

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $37,170,061.93
                          Spread Account Balance                                                      $22,654,139.25

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $164,305.31

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $138,135.31

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,239,946.17

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 337
                          Aggregate Gross Amount                                                       $3,860,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                266
                           Aggregate Gross Amount                                                      $3,271,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            5.24%

           (b)     Average Delinquency Ratio                                                                    4.80%

           (c)     Cumulative Default Ratio                                                                     8.22%

           (d)     Cumulative Net Loss Ratio                                                                    6.08%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         5,750,941.99
     LOCK BOX NSF ITEMS:                                                                                  (50,001.93)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  8,194.48
     COLLECTION ACCOUNT INTEREST                                                                           18,483.76
     PAYAHEAD ACCOUNT INTEREST                                                                                366.39
     TOTAL COLLECTION PROCEEDS:                                                                         5,727,984.69
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 128,570,533.89
                                 Principal portion of payments collected (non-prepayments)                             1,774,150.92
                                 Prepayments in full allocable to principal                                            1,248,291.00
                          Collections allocable to principal                                            3,022,441.92
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     558,712.49
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,581,154.41

                   Realized Losses                                                                      1,239,946.17
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    123,749,433.31

          INTEREST
                          Collections allocable to interest                                             1,901,686.78
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       245,143.50
                                                                                                      ---------------
                   Total Interest                                                                       2,146,830.28

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               122,142,007.52
          Beginning of Period Class B Principal Balance                                                 6,428,526.38

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,489,833.94
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           31,665.14
          Aggregate Payahead Balance                                                                       26,882.28
          Aggregate Payahead Balance for preceding Distribution Date                                       35,076.76
          Interest Earned on Payahead Balances                                                                366.39
          Scheduled Payments due in Collection Period                                                   4,212,488.86
          Scheduled Payments collected in Collection Period                                             3,675,837.70
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,239,946.17

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  3,130.82
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                337   3,860,000.00
          60+ days delinquent                                                                                    266   3,271,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             7,131,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,110,795.11
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.52%
          Delinquency Ratio for third preceding Determination Date                                              4.64%

          Cumulative Defaults for preceding Determination Date                                         14,249,201.96

          Cumulative Net Losses for preceding Determination Date                                       10,375,516.63

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              4,924,128.70
                          Liquidation Proceeds                                                            558,712.49
                          Recoveries                                                                      245,143.50
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     5,727,984.69

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,774,150.92
                          Prepayments in full allocable to principal                                    1,248,291.00
                          Principal Balance of Liquidated Receivables                                   1,798,658.66
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,821,100.58

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,821,100.58
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,580,045.55
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,580,045.55

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          122,142,007.52
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  610,710.04

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,821,100.58
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 241,055.03

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            6,428,526.38
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          54,910.33

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            5,727,984.69
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,190,755.59
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 54,910.33
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 241,055.03
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    4,202.24
                   Standby Servicer distributions                                                           2,782.31
                   Servicer distributions                                                                 245,949.36
                   Collateral Agent distributions                                                           1,071.42
                   Reimbursement Obligations                                                              138,135.31
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,678.55
         Servicing Fee (2.0%)                                                                             214,284.22
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            31,665.14
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,071.42
         Trustee's out-of-pocket expenses                                                                   3,130.82
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,071.42
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month                                            610,710.04
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            610,710.04
(viii)(A)Class B Coupon Interest - Unadjusted                                                              54,910.33
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    54,910.33
  (v)(B) Class A Principal Distributable Amount - Current Month                                         4,580,045.55
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          4,580,045.55
  (vi)   Certificate Insurer Premium                                                                       40,167.00
         Certificate Insurer Premium Supplement                                                            97,968.30
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (vii)  Transition Expenses to successor Servicer                                                              0.00
      (B)Class B Principal Distributable Amount - Current Month Unadjusted                                241,055.03
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Shortfall                                                       (150,773.13)
         Adjusted Class B Principal Distributable Amount                                                   90,281.90
      (C)Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                      0.00


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               122,142,007.52
                   Class A Principal Distributions                                                      4,580,045.55
          Class A End of Period Principal Balance                                                     117,561,961.97

          Class B Beginning of Period Principal Balance                                                 6,428,526.38
                   Class B Principal Distributable Amount                                                  90,281.90
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   6,338,244.48
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    6,338,244.48

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          5,727,984.69
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   864,611.61
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,863,373.08

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   4,863,373.08
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    54,910.33
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,808,462.75

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  4,808,462.75
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 4,580,045.55
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         228,417.20

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    228,417.20
     (vi)  Certificate Insurer Premium                                                                     40,167.00
     (v)   Certificate Insurer Premium Supplement                                                          97,968.30
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                          90,281.90

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                      90,281.90
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        241,055.03
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (150,773.13)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (150,773.13)

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               7,131,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  7,131,000.00

                          Aggregate Gross Principal Balance as of the close of                        135,963,522.92
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            5.24%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.24%
                          Delinquency Ratio for second preceding Determination Date                             4.52%
                          Delinquency Ratio for third preceding Determination Date                              4.64%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.80%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 14,249,201.96
                                 Current Period Defaulted Receivables                                   1,110,795.11
                                                                                                      ---------------
                                 Total                                                                 15,359,997.07

                                 Cumulative Defaulted Receivables                                      15,359,997.07
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     8.22%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,798,658.66

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (803,855.99)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   994,802.67
                                 Cumulative Previous Net Losses                                        10,375,516.63
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 11,370,319.30
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    6.08%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      42.27
          Weighted Average Annual Percentage Rate                                                              20.29%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    16,726,527.87
                          18.5% of Outstanding Certificate Balance                                                    22,921,538.19
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          37,170,061.93

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            123,900,206.45
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               37,170,061.93
          Beginning of Period Spread Account Balance                                                   22,489,833.94
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          28,614.00
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               14,651,613.99
          Earnings on Spread Account Balance                                                              135,691.31
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,654,139.25



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,866,356.31

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $761,807.69

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $5,104,548.62

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $29.26

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.80

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $25.46

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                    $68,377.86

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $68,377.86

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      Scheduled Payments due in such Collection Period                                    $4,993,389.63

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $4,255,733.82

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $152,905,861.26

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.7245271

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $300,480.31

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,291.88

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.50

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $44,662.03

          (b)      Distributions (to) from Collection Account                                            ($17,539.59)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $314.51

          (d)      Ending Payahead Account Balance                                                        $27,436.95

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $45,871,758.38
                          Spread Account Balance                                                      $21,949,475.42

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 $113,461.34

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $170,381.28

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,407,204.36

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 398
                          Aggregate Gross Amount                                                       $4,745,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 273
                          Aggregate Gross Amount                                                       $3,430,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.92%

          (b)      Average Delinquency Ratio                                                                    4.44%

          (c)      Cumulative Default Ratio                                                                     6.73%

          (d)      Cumulative Net Loss Ratio                                                                    4.83%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                              268,660.46


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,432,481.06
     LOCK BOX NSF ITEMS:                                                                                  (77,807.51)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 17,539.59
     COLLECTION ACCOUNT INTEREST                                                                           23,197.97
     PAYAHEAD ACCOUNT INTEREST                                                                                314.51
     TOTAL COLLECTION PROCEEDS:                                                                         6,395,725.62
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 158,010,410.45
                                 Principal portion of payments collected (non-prepayments)                             2,018,654.92
                                 Prepayments in full allocable to principal                                            1,257,387.00
                          Collections allocable to principal                                            3,276,041.92
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     689,962.80
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,966,004.72

                   Realized Losses                                                                      1,407,204.36
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    152,637,201.37

          INTEREST
                          Collections allocable to interest                                             2,237,078.90
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       192,642.00
                                                                                                      ---------------
                   Total Interest                                                                       2,429,720.90


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               150,109,889.89
          Beginning of Period Class B Principal Balance                                                 7,935,535.56

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   21,836,014.08
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           37,129.63
          Aggregate Payahead Balance                                                                       27,122.44
          Aggregate Payahead Balance for preceding Distribution Date                                       44,662.03
          Interest Earned on Payahead Balances                                                                314.51
          Scheduled Payments due in Collection Period                                                   4,993,389.63
          Scheduled Payments collected in Collection Period                                             4,255,733.82
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,407,204.36

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  3,847.71
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                398   4,745,000.00
          60+ days delinquent                                                                                    273   3,430,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             8,175,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,181,050.66
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             3.95%
          Delinquency Ratio for third preceding Determination Date                                              4.46%

          Cumulative Defaults for preceding Determination Date                                         13,022,055.77

          Cumulative Net Losses for preceding Determination Date                                        9,036,534.91


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,513,120.82
                          Liquidation Proceeds                                                            689,962.80
                          Recoveries                                                                      192,642.00
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,395,725.62


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,018,654.92
                          Prepayments in full allocable to principal                                    1,257,387.00
                          Principal Balance of Liquidated Receivables                                   2,097,167.16
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       5,373,209.08

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       5,373,209.08
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        5,104,548.62
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,104,548.62

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          150,109,889.89
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  761,807.69

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       5,373,209.08
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 268,660.45

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            7,935,535.56
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          68,377.86


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,291.88
         Servicing Fee (2.0%)                                                                             263,350.68
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            37,129.63
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                          987.57
         Trustee's out-of-pocket expenses                                                                   3,847.71
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                                 987.78
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted                                               761,807.69
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            761,807.69
  (vi)   Class B Coupon Interest - Unadjusted                                                              68,377.86
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    68,377.86
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,104,548.62
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          5,104,548.62
  (viii) Certificate Insurer Premium                                                                       49,543.49
         Certificate Insurer Premium Supplement                                                           120,837.78
         Certificate Insurer Premium Supplement - Prior Month Shortfall                                    35,015.56
         Current Month Certificate Insurer Premium Supplement Shortfall                                   (35,015.56)
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted                                              268,660.45
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Carryover Shortfall                                             (268,660.46)
         Adjustment for Prior Month Overpayment                                                                 0.00
         Adjusted Class B Principal Distributable Amount                                                        0.00
  (xi)   Remaining amounts to Collateral Agent for deposit in Spread Account                              (18,985.08)


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               150,109,889.89
                   Class A Principal Distributions                                                      5,104,548.62
          Class A End of Period Principal Balance                                                     145,005,341.26

          Class B Beginning of Period Principal Balance                                                 7,935,535.56
                   Class B Principal Distributable Amount                                                       0.00
                   Adjustment for Prior Month Overpayment                                                  35,015.56
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   7,900,520.00
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    7,900,520.00

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          6,395,725.62
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,071,402.94
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,324,322.68

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    5,324,322.68
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     68,377.86
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,255,944.82

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   5,255,944.82
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  5,104,548.62
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         151,396.20

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                               151,396.20
           Certificate Insurer Premium                                                                     49,543.49
           Certificate Insurer Premium Supplement                                                         120,837.78
           Certificate Insurer Premium Supplement - Prior Month Shortfall                                  35,015.56
           Certificate Insurer Premium Supplement Paid in Current Month                                   120,837.78
           Current Month Certificate Insurer Premium Supplement Shortfall                                 (35,015.56)
           Deficiency Amount                                                                              (18,985.08)
           Withdrawal from Spread Account to Cover Deficiency                                              18,985.08
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                            0.00
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         268,660.45
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (268,660.46)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (268,660.46)
           Prior Month Overpayment Carryover Amount                                                       (35,015.56)

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               8,175,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  8,175,000.00

                          Aggregate Gross Principal Balance as of the close of                        166,262,270.83
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            4.92%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.92%
                          Delinquency Ratio for second preceding Determination Date                             3.95%
                          Delinquency Ratio for third preceding Determination Date                              4.46%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.44%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 13,022,055.77
                                 Current Period Defaulted Receivables                                   1,181,050.66
                                                                                                      ---------------
                                 Total                                                                 14,203,106.43

                                 Cumulative Defaulted Receivables                                      14,203,106.43
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     6.73%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,097,167.16

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (882,604.80)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,214,562.36
                                 Cumulative Previous Net Losses                                         9,036,534.91
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 10,251,097.27
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    4.86%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      44.70
          Weighted Average Annual Percentage Rate                                                              20.39%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    20,642,291.27
                          19.5% of Outstanding Certificate Balance                                                    29,816,642.95
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          45,871,758.38

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            152,905,861.26
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               45,871,758.38
          Beginning of Period Spread Account Balance                                                   21,836,014.08
          Spread Account Deposit (Withdrawal) from Current Distributions                                  (18,985.08)
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               24,054,729.38
          Earnings on Spread Account Balance                                                              132,446.42
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,949,475.42

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.7245271
                   Class B Principal %                                                                          5.17%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             790,052.00
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      7,900,520.00
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  3,943.40
          Amount of Reserve Fund deposit (withdrawal)                                                      (3,943.40)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                       6/15/99
Collection Period                                                          5/99

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                             $0.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                         $0.00

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                    $0.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $0.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $6,832,232.98

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $321,005.10

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $6,511,227.88

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $74.26

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $3.49

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $191,636,800.00

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $166,811,740.75

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8704578

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $357,688.84

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,992.43

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $9.94

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $185,173,925.17
                          Spread Account Balance                                                      $20,089,452.88

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $121,086.71

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $231,681.40

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,489,599.75

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 434
                          Aggregate Gross Amount                                                       $5,270,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 161
                          Aggregate Gross Amount                                                       $2,073,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            3.65%

          (b)      Average Delinquency Ratio                                                                    3.04%

          (c)      Cumulative Default Ratio                                                                     4.83%

          (d)      Cumulative Net Loss Ratio                                                                    4.28%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         8,046,301.76
     LOCK BOX NSF ITEMS:                                                                                  (96,985.81)
     TOTAL COLLECTION PROCEEDS:                                                                         7,949,315.95
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 191,636,800.00
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       191,636,800.00
                                 Principal portion of payments collected (non-prepayments)                             2,386,494.93
                                 Prepayments in full allocable to principal                                            1,819,924.00
                          Collections allocable to principal                                            4,206,418.93
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     766,856.15
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,973,275.08

                   Realized Losses                                                                      1,489,599.75
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    185,173,925.17

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             2,733,953.78
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       242,087.09
                                                                                                      ---------------
                   Total Interest                                                                       2,976,040.87

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                                       0.00
          Beginning of Period Class A-2 Principal Balance                                              65,790,968.63
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,968,366.17
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           38,294.17
          Scheduled Payments due in Collection Period                                                   5,874,693.10
          Scheduled Payments collected in Collection Period                                             5,120,448.71
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,489,599.75

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  4,441.72
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                434   5,270,000.00
          60 - 89 days delinquent                                                                                161   2,073,000.00
          90 - 119 days delinquent                                                                                67     809,000.00
          120+ days delinquent                                                                                    52     650,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             7,343,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,191,901.44
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             2.51%
          Delinquency Ratio for third preceding Determination Date                                              2.95%

          Cumulative Defaults for preceding Determination Date                                         10,420,121.39

          Cumulative Net Losses for preceding Determination Date                                        9,136,620.56

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,940,372.71
                          Liquidation Proceeds                                                            766,856.15
                          Recoveries                                                                      242,087.09
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                      26,060.38
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,975,376.33

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,386,494.93
                          Prepayments in full allocable to principal                                    1,819,924.00
                          Principal Balance of Liquidated Receivables                                   2,256,455.90
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       6,462,874.83

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   185,173,925.17
                                                                                                      ---------------
                                                                                                      166,656,532.65


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         90.4%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    38.0%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       6,462,874.83
                   Times Class A Noteholders' Percentage                                                        90.4%
                                                                                                      ---------------
                                                                                                        5,842,438.85
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,842,438.85

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0805556
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  65,790,968.63
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  321,005.10

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            7,975,376.33
                   minus
                   Class A Principal and Interest Distributable Amount                                  6,706,501.91
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               6,722.72
                   Standby Servicer distributions                                                           3,992.43
                   Servicer distributions                                                                 357,688.84
                   Insurance and Reimbursement Obligations                                                231,681.40
                                                                                                      ---------------
                                                                                                          668,789.03
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,992.43
         Servicing Fee (2.0%)                                                                             319,394.67
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            38,294.17
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                              1,197.73
         Indenture Trustee's out-of-pocket expenses                                                         4,441.72
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                               1,083.27
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                                0.00
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                                0.00
     (B) Class A-2 Interest Distributable Amount - Current Month                                          321,005.10
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          321,005.10
  (vi)(A)Class A-3 Note Interest - Unadjusted                                                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-3 Interest Shortfall                                                             0.00
         Adjusted Class A-3 Interest Distributable Amount                                                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                                                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-4 Interest Shortfall                                                             0.00
         Adjusted Class A-4 Interest Distributable Amount                                                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,842,438.85
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Total Adjusted Distributable Amount                                                    5,842,438.85
         Class A Principal Distribution Amount to Class A-1                                                     0.00
         Class A Principal Distribution Amount to Class A-2                                             5,842,438.85
         Class A Principal Distribution Amount to Class A-3                                                     0.00
         Class A Principal Distribution Amount to Class A-4                                                     0.00
  (viii) Note Insurer Premium                                                                              92,114.29
         Note Insurer Premium Supplement                                                                  139,567.11
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                           668,789.03
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                  668,789.03
         Amount to Class A-3 Noteholders                                                                        0.00
         Amount to Class A-4 Noteholders                                                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount                                       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount                                      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account withdrawal for deficiencies                                                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                        0.00
                   Class A-1 Principal Distributions                                                            0.00
          Class A-1 End of Period Principal Amount (prior to turbo)                                             0.00
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                               65,790,968.63
                   Class A-2 Principal Distributions                                                    5,842,438.85
          Class A-2 End of Period Principal Amount (prior to turbo)                                    59,948,529.79
                   Additional Principal Distribution                                                      668,789.03
          Class A-2 End of Period Principal Amount                                                     59,279,740.75

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           7,975,376.33
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    368,403.99
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,606,972.34

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           7,606,972.34
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           321,005.10
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,285,967.24

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          7,285,967.24
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,161,071.41

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    7,161,071.41
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        6,742,909.28

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           6,742,909.28
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         5,842,438.85
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          900,470.43

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                            900,470.43
     (vi) Note Insurer Premium                                                                             92,114.29
     (v)  Note Insurer Premium Supplement                                                                 139,567.11
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          668,789.03


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               7,343,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  7,343,000.00

                          Aggregate Gross Principal Balance as of the close of                        201,169,657.47
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            3.65%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.65%
                          Delinquency Ratio for second preceding Determination Date                             2.51%
                          Delinquency Ratio for third preceding Determination Date                              2.95%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    3.04%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 10,420,121.39
                                 Current Period Defaulted Receivables                                   1,191,901.44
                                                                                                      ---------------
                                 Total                                                                 11,612,022.83

                                 Cumulative Defaulted Receivables                                      11,612,022.83
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     4.83%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         650,000.00
                                 Principal Balance of Delinquent Accts > 90 < 120 days                    809,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                     1,054,500.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,256,455.90

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,008,943.24)
                                                                                                      ---------------
                                 Net Losses                                                             2,302,012.66
                                 Cumulative Previous Net Losses                                         9,136,620.56
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,158,500.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 10,280,133.22
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    4.28%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      46.77
          Weighted Average Annual Percentage Rate                                                              20.43%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 185,173,925.17
                          minus the Securities Balance                                                166,811,740.75
                                                                                                      ---------------
                                                                                                       18,362,184.42
                          divided by the Aggregate Principal Balance                                            9.92%

          Floor OC Percent
                   Aggregate Principal Balance                                                        185,173,925.17
                   minus the Securities Balance                                                       166,811,740.75
                                                                                                      ---------------
                                                                                                       18,362,184.42
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                7.64%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    166,811,740.75
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    19.50%
                                   if a Portfolio Performance Event of Default, 30%                                           35.00%
                                   if an Insurance Agreement Event of Default, unlimited                                     100.00%
                                                                                                              100.00%
                                   times the Aggregate Principal Balance                              185,173,925.17
                                                                                                      ---------------
                                                                                                      185,173,925.17
                   Requisite Amount                                                                   185,173,925.17

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

          Required Spread Account Amount                                                              185,173,925.17
          Beginning of Period Spread Account Balance                                                   19,968,366.17
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              165,205,559.00
          Earnings on Spread Account Balance                                                              121,086.71
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                20,089,452.88


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                        6/15/99
Collection Period                                                           5/99

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $4,707,958.33

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $45,500.32

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,662,458.01

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                      $144.86

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.40

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $143.46

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $373,937.50

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $373,937.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.83

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.83

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $389,243.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $389,243.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $4.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $4.78

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $2,853,390.81

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $419,261.29

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $2,434,129.52

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $28.53

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $4.19

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $24.34

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $276,240,986.69

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $269,144,399.16

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9743102

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $506,741.87

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,755.02

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $15.59

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $83,434,763.74
                          Spread Account Balance                                                      $22,841,925.50

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $435,178.54

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $550,338.34

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,413,888.05

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 528
                          Aggregate Gross Amount                                                       $6,625,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 190
                          Aggregate Gross Amount                                                       $2,464,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            3.14%

          (b)      Average Delinquency Ratio                                                                    2.62%

          (c)      Cumulative Default Ratio                                                                     2.96%

          (d)      Cumulative Net Loss Ratio                                                                    1.50%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         9,920,632.50
     LOCK BOX NSF ITEMS:                                                                                 (151,940.00)
     TOTAL COLLECTION PROCEEDS:                                                                         9,768,692.50
     FOR DISTRIBUTION DATE:                                                                                  6/15/99
     FOR DETERMINATION DATE:                                                                                  6/8/99
     FOR COLLECTION PERIOD:                                                                                     5/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 276,240,986.69
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       276,240,986.69
                                 Principal portion of payments collected (non-prepayments)                              3,350,348.79
                                 Prepayments in full allocable to principal                                             1,620,069.00
                          Collections allocable to principal                                            4,970,417.79
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     712,281.69
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      5,682,699.48

                   Realized Losses                                                                      1,413,888.05
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    269,144,399.16

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00



          INTEREST
                          Collections allocable to interest                                             3,969,936.17
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       116,056.85
                                                                                                      ---------------
                   Total Interest                                                                       4,085,993.02

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              10,320,328.26
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                              88,420,658.44
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,406,746.95
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           46,340.23
          Scheduled Payments due in Collection Period                                                   8,202,098.48
          Scheduled Payments collected in Collection Period                                             7,320,284.96
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,413,888.05

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  7,080.78
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                528   6,625,000.00
          60 - 89 days delinquent                                                                                190   2,464,000.00
          90 - 119 days delinquent                                                                                71     878,000.00
          120+ days delinquent                                                                                    61     699,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        9,089,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,960,156.59

          Delinquency Ratio for second preceding Determination Date                                             2.30%
          Delinquency Ratio for third preceding Determination Date                                              2.41%

          Cumulative Defaults for preceding Determination Date                                          7,220,937.43

          Cumulative Net Losses for preceding Determination Date                                        3,551,661.81
          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              8,940,353.96
                          Liquidation Proceeds                                                            712,281.69
                          Recoveries                                                                      116,056.85
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                          63.05
                          Investment earnings from Interest Reserve Account                                     1.28
                          Investment earnings from Collection Account                                      34,625.05
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     9,803,381.88
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,350,348.79
                          Prepayments in full allocable to principal                                    1,620,069.00
                          Principal Balance of Liquidated Receivables                                   2,126,169.74
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       7,096,587.53

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       7,096,587.53
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           4,662,458.01

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       7,096,587.53
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                2,434,129.52

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  10,320,328.26
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0805556
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   45,500.32

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  373,937.50

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  389,243.75

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  88,420,658.44
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  419,261.29

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                            9,803,381.88
                   minus
                   Class A Principal and Interest Distributable Amount                                  8,415,948.10
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                              10,533.80
                   Standby Servicer distributions                                                           5,755.02
                   Servicer distributions                                                                 506,741.87
                   Insurance and Reimbursement Obligations                                                550,338.34
                                                                                                      ---------------
                                                                                                          314,064.75
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   5,755.02
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 460,401.64
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                46,340.23
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                  1,726.51
                     Indenture Trustee's out-of-pocket expenses                                             7,080.78
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                   1,726.51
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                               45,500.32
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                               45,500.32
                 (B) Class A-2 Interest Distributable Amount - Current Month                              373,937.50
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              373,937.50
                 (C) Class A-3 Interest Distributable Amount - Current Month                              389,243.75
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     389,243.75
                 (D) Class A-4 Interest Distributable Amount - Current Month                              419,261.29
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     419,261.29
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         4,662,458.01
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        4,662,458.01
                     Class A Principal Distribution Amount to Class A-1                                 4,662,458.01
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           2,434,129.52
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 112,143.50
                     Short-Term Reinsurance                                                                33,074.51
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                      224,287.00
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                  307,564.75

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               10,320,328.26
                     Class A-1 Principal Distributions                                                  4,662,458.01
          Class A-1 End of Period Principal Amount                                                      5,657,870.25

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                     77,500,000.00

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                               88,420,658.44
                     Class A-4 Principal Distributable Amount                                           2,434,129.52
          Class A-4 End of Period Principal Amount                                                     85,986,528.91

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         269,144,399.16

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                       9,803,381.88
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                575,031.01
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,228,350.87

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                         9,228,350.87
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         373,937.50
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    8,854,413.37

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                         8,854,413.37
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         389,243.75
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    8,465,169.62

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                         8,465,169.62
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         419,261.29
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    8,045,908.33

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         8,045,908.33
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    7,954,490.62

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         7,954,490.62
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       4,662,458.01
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    3,292,032.61

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        3,292,032.61
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      2,434,129.52
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                      857,903.09

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                          857,903.09
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                      857,903.09

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                         857,903.09
     (vi)     Note Insurer Premium                                                                        550,338.34
     (v)      Note Insurer Premium Supplement                                                             224,287.00
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                       83,277.75


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               9,089,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  9,089,000.00

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   289,210,356.95

                   DELINQUENCY RATIO                                                                            3.14%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.14%
                          Delinquency Ratio for second preceding Determination Date                             2.30%
                          Delinquency Ratio for third preceding Determination Date                              2.41%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    2.62%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  7,220,937.43
                                 Current Period Defaulted Receivables                                   1,960,156.59
                                                                                                      ---------------
                                 Total                                                                  9,181,094.02

                                 Cumulative Defaulted Receivables                                       9,181,094.02

                                 Original Pool Balance                                                275,647,271.04
                                 Add: Subsequent Receivables                                           34,352,728.96
                                                                                                      ---------------
                                 Total Original Balance                                               310,000,000.00

                   Cumulative Default Ratio                                                                     2.96%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         699,000.00
                                 Principal Balance of Delinquent Accts >90 <120 days                      878,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                     1,138,000.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                         Liquidated Receivables                                         2,126,169.74

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (828,338.54)
                                                                                                      ---------------
                                 Net Losses                                                             2,435,831.20
                                 Cumulative Previous Net Losses                                         3,551,661.81
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,337,500.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  4,649,993.01
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Net Loss Ratio                                                                    1.50%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.84
          Weighted Average Remaining Term                                                                      49.49
          Weighted Average Annual Percentage Rate                                                              20.24%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              8.3%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      56,520,323.82
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                69,977,543.78
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         83,434,763.74
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

                   Requisite Amount                                                                    83,434,763.74

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                            269,144,399.16
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00


          Required Spread Account Amount                                                                              83,434,763.74
          Beginning of Period Spread Account Balance                                                                  22,406,746.95
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                                 307,564.75
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              60,720,452.03
          Earnings on Spread Account Balance                                                                             127,613.79
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               22,841,925.50



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------